FPA Capital Fund, Inc. (FPPTX)

Supplement dated September 4, 2020 to the

Prospectus dated July 29, 2020

This Supplement updates certain information contained in the Prospectus for FPA Capital Fund, Inc. (the “Fund”), dated July 29, 2020. You should retain this Supplement and the Prospectus for future reference. Additional copies of the Prospectus may be obtained free of charge by visiting our web site at www.fpafunds.com or calling us at (800) 638-3060.

At a meeting held on August 28, 2020, the Board of Directors (the “Board”) of the Fund approved the reorganization (the “Reorganization”) of the Fund into the Queens Road Small Cap Value Fund, a series of the Bragg Capital Trust (the “Acquiring Fund”).

The Reorganization is subject to a number of conditions, including approval of the Fund’s shareholders and the terms of the agreement and plan of reorganization approved by the Board.

If the Reorganization is completed as proposed, each shareholder of the Fund would become a shareholder of the Acquiring Fund. The Acquiring Fund is an existing series of Bragg Trust with a substantially similar investment objective and similar principal investment strategies as the Fund, with certain differences, as described in the combined proxy statement and prospectus on Form N-14 (the “Proxy Statement/Prospectus”). It is currently expected that prior to the Reorganization, shareholders of the Acquiring Fund will be asked to approve the transition of the Acquiring Fund to the FPA Funds platform. In connection with this proposed transition, subject to approval by shareholders of the Acquiring Fund, FPA will serve as the investment adviser to the Acquiring Fund and Bragg Financial Advisors, Inc., the current investment adviser to the Acquiring Fund, will serve as the Acquiring Fund’s sub-adviser. Also subject to approval by shareholders of the Acquiring Fund in connection with this proposed transition, the persons currently serving on the Fund’s Board will serve as Trustees of the Acquiring Fund in replacement of the Acquiring Fund’s current Trustees.

It is expected that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes, and no commission, redemption fee or transaction fee will be charged as a result of the Reorganization.

The Board’s decision to reorganize the Fund is subject to shareholder approval, though no shareholder action is necessary at this time.  Shareholders of the Fund will receive a Proxy Statement/Prospectus that contains important information about the Reorganization and the Acquiring Fund in which they would own shares upon closing of the Reorganization, including information about investment strategies and risks; fees and expenses; and potential tax consequences of the Reorganization.  Prior to the Reorganization, Fund shareholders may continue to purchase, redeem and exchange their shares subject to the limitations described in the Fund’s prospectus.  If shareholders approve the Reorganization and other closing conditions are met, the Reorganization is anticipated to close in the fourth quarter of 2020.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Fund or the Acquiring Fund, nor is it a solicitation of any proxy. When it is available, please read the Proxy Statement/Prospectus carefully before making any decision to invest or when considering the Reorganization.  The Proxy Statement/Prospectus will also be available for free on the SEC’s website (www.sec.gov).

Please retain this supplement for future reference.